SUPPLEMENT DATED JANUARY 7, 2008
TO
PROSPECTUS DATED DECEMBER 18, 2007
FOR SUN PROTECTOR VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

For Pennsylvania policyholders only:

I.
The Surrender Charge section of the Transaction Fees Table on page 8 is revised to show the maximum charge is $54.14; the minimum charge is $0.87; and the representative owner charge is $24.79. The maximum surrender charge is the charge for an Insured male, standard, tobacco, Issue Age 80, Policy Year 1.  The minimum surrender charge is the charge for an Insured female, super preferred, non-tobacco, Issue Age 20, Policy Year 15.  The representative owner charge is for an Insured male, preferred, non-tobacco, Issue Age 45, Policy Year 1.

II.	The First Year Surrender Charges Per $1000 of Specified Face Amount Table on page 17 is replaced by the following:

First Year Surrender Charges Per $1,000 of Specified Face Amount (Preferred Non-tobacco Male)
Issue Age 25 $13.33	Issue Age 35 $16.00	Issue Age 45 $24.79
Issue Age 55 $35.65	Issue Age 65 $54.02	Issue Age 75 $54.02

Please retain this supplement with your prospectus for future reference.